Exhibit 10.8







                        Stock Option and Incentive Plan

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                              COHOES BANCORP, INC.


                      1999 Stock Option and Incentive Plan


         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

         "Affiliate"   --  means  any  "parent   corporation"   or   "subsidiary
corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.


         "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option or any combination thereof, as provided in the Plan.


         "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

         "Board" -- means the board of directors of the Corporation.

         "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

         "Code" -- means the Internal Revenue Code of 1986, as amended.

         "Committee" -- means the Committee referred to in Section 3 hereof.

         "Corporation" -- means Cohoes Bancorp, Inc., a federally-chartered corporation, and any successor thereto.

         "Financial Institution" -- means Cohoes Savings Bank or any successor entity.

         "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

         "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the

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principal  United States  securities  exchange  registered  under the Securities
Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

         "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

         "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

         "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

         "Plan" -- means this Cohoes Bancorp, Inc. 1999 Stock Option and Incentive Plan.


         "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.


         "Shares" -- means the shares of common stock of the Corporation.

         "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

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         A majority of the Committee shall constitute a quorum,  and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Shares Subject to Plan.

            (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares sold in the Financial Institution's conversion to the capital stock form. As long as the Plan is subject to the applicable requirements of government regulations, no Participant shall receive Awards under the Plan that represent in the aggregate more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any Affiliate shall not receive Awards that represent, for any one such director, more than 5%, or, for all such directors in the aggregate, more than 30% of the Shares with respect to which Awards may be made under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

            (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than ________ Shares, subject to adjustment as provided in Section 6.

         5. Awards.

            (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and government regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                  (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                  (ii) Option  Term.  The term of each Option  shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                  (iii) Time and Method of Exercise. Except as provided in subsection (c) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without

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            limitation,  cash, Shares,  other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  (iv) Incentive  Stock Options.  Incentive Stock Options may be
            granted by the Committee only to employees of the Corporation or its Affiliates.

                  (v) Termination of Service. Unless otherwise determined by the
            Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.


            (b) Additional Terms of Awards. As long as the Plan is subject to the requirements of the government regulations, every Award granted pursuant to this Plan shall vest, beginning not earlier than the one-year anniversary of the grant date, in annual installments of not more than 20%, and such vesting shall not be accelerated except in the event of death or disability.


         6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.


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         7.  Effect  of  Merger  on  Options.    In  the  case  of  any  merger,
consolidation   or  combination  of  the  Corporation   (other  than  a  merger,
consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option , to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.


         8. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 8, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.


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         11. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 11 shall be at the sole discretion of the Committee or the Corporation.


         12. Amendment or Termination.

            (a) Except to the extent prohibited by applicable regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

            (b) Except to the extent prohibited by applicable regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

         13. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.


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